                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


                  THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR      AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]        [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Growth & Income Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Global Growth and Income Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
                                       .
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
              ON BEHALF OF GT GLOBAL VARIABLE GROWTH & INCOME FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Growth & Income Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ---------------------------------

                                    Signature (if held jointly)
                                                                --------------

                                    Date
                                         -------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]       [ ]           [ ]
by and among GT  Global  Variable Investment Series, acting on behalf of GT Global
Variable America Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Capital Appreciation Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                      GT GLOBAL VARIABLE INVESTMENT SERIES
                  ON BEHALF OF GT GLOBAL VARIABLE AMERICA FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable America Fund, an investment portfolio of GT Global Variable Investment Series, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held jointly)
                                                               ----------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
                                       .


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]      [ ]            [ ]
by and among GT  Global  Variable Investment Series, acting on behalf of GT Global
Variable International Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                      GT GLOBAL VARIABLE INVESTMENT SERIES
               ON BEHALF OF GT GLOBAL VARIABLE INTERNATIONAL FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable International Fund, an investment portfolio of GT Global Variable Investment Series, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                     FOR     AGAINST      ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                    [ ]      [ ]           [ ]
by and among GT Global  Variable Investment Series, acting on behalf of GT Global
Variable Europe Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                      GT GLOBAL VARIABLE INVESTMENT SERIES
                   ON BEHALF OF GT GLOBAL VARIABLE EUROPE FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Europe Fund, an investment portfolio of GT Global Variable Investment Series, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                       FOR     AGAINST      ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                      [ ]      [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Natural Resources Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
             ON BEHALF OF GT GLOBAL VARIABLE NATURAL RESOURCES FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Natural Resources Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
                                       .


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                     FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                    [ ]        [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Infrastructure Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
               ON BEHALF OF GT GLOBAL VARIABLE INFRASTRUCTURE FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Infrastructure Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
                                       .


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                     FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                    [ ]        [ ]           [ ]
by and among GT Global  Variable Investment Series, acting on behalf of GT Global
Variable New Pacific Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                      GT GLOBAL VARIABLE INVESTMENT SERIES
                ON BEHALF OF GT GLOBAL VARIABLE NEW PACIFIC FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable New Pacific Fund, an investment portfolio of GT Global Variable Investment Series, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
                                       .


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                      FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                     [ ]        [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Latin America Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
               ON BEHALF OF GT GLOBAL VARIABLE LATIN AMERICA FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Latin America Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                            FOR      AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                           [ ]        [ ]            [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Emerging Markets Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. International Equity Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
              ON BEHALF OF GT GLOBAL VARIABLE EMERGING MARKETS FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Emerging Markets Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST      ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]      [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Telecommunications Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Telecommunications Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
             ON BEHALF OF GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Telecommunications Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST       ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]       [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Strategic Income Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Diversified Income Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
              ON BEHALF OF GT GLOBAL VARIABLE STRATEGIC INCOME FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Strategic Income Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST        ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]       [ ]            [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable Global Government Income Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Diversified Income Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
          ON BEHALF OF GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable Global Government Income Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                          FOR     AGAINST      ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                         [ ]      [ ]           [ ]
by and among GT  Global  Variable Investment Trust, acting on behalf of GT Global
Variable U.S. Government Income Fund, AIM Variable Insurance Funds, Inc., acting on behalf of AIM V.I. Government Securities Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                       GT GLOBAL VARIABLE INVESTMENT TRUST
           ON BEHALF OF GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Variable U.S. Government Income Fund, an investment portfolio of GT Global Variable Investment Trust, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.


THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE:

                                                                                      FOR     AGAINST      ABSTAIN
1.    Proposal to approve an Agreement and Plan of Reorganization                     [ ]      [ ]           [ ]
by and among GT Global Variable Investment Series, acting on behalf of GT Global
Money Market Fund, AIM Variable Insurance Funds, Inc., acting on behalf of
AIM V.I. Money Market Fund, and A I M Advisors, Inc.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

PROXY                                                                     PROXY

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                      GT GLOBAL VARIABLE INVESTMENT SERIES
                    ON BEHALF OF GT GLOBAL MONEY MARKET FUND

            PROXY FOR SPECIAL MEETING OF SHAREHOLDERS AUGUST 25, 1999


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of GT Global Money Market Fund, an investment portfolio of GT Global Variable Investment Series, on August 25, 1999 at 3:00 p.m. Central time, and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                    APPEARS ON THIS PROXY CARD.

All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                    Signature
                                             ----------------------------------

                                    Signature (if held  jointly)
                                                                ---------------

                                    Date
                                         --------------------------------------